SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) October 31, 2003

                             RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

          New Jersey                  1-1031             22-0743290
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  (State or other jurisdiction    (Commission         (IRS Employer
         of incorporation)           File Number)     Identification No.)

    Corporate Park III,  Campus Dr., P.O. Box 6707, Somerset, NJ   08875-6707
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               (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code (732) 469-8300
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                                                                     Page 2 of 7




                               RONSON CORPORATION
                                 FORM 8-K INDEX


                                                                PAGE
                                                               -----
ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE               3

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                       3

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                                                                     Page 3 of 7





Item 5.  Other Events and Regulation FD Disclosure

     On October 31, 2003, Ronson Corporation (the "Company") mailed to its stockholders its "Report to Stockholders". This report is attached hereto under
Item 7 below.


Item 7.  Financial Statements and Exhibits

          a)   Financial Statements: None.

          b)   Pro Forma Financial Information: None.

          c)   Exhibits:

               99.a)Ronson Corporation "Report to Shareholders" dated October 31, 2003.




                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Ronson Corporation



                                                        /s/ Daryl K. Holcomb
                                                        ------------------------
                                                        Daryl K. Holcomb
                                                        Vice President &
                                                        Chief Financial Officer,
                                                        Controller and Treasurer
Dated:  November 10, 2003